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                                                                    Exhibit 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into HomeSide Lending, Inc.'s previously filed Registration Statement on Form S-3 File No. 333-84179, 333-78629 and 333-45603.

    \s\ Arthur Andersen LLP
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Jacksonville, Florida
December 27, 2000